UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2018

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2018, each of the following directors of FS Investment Corporation (the “Company”) tendered his resignation from the board of directors of the Company (the “Board”): Gregory P. Chandler, Barry H. Frank, Philip E. Hughes, Jr. and Pedro A. Ramos (collectively, the “Resigning Directors”). Each resignation will become effective automatically upon, and subject to, the conditions discussed below. None of the Resigning Directors is resigning from the Board as a result of any disagreement on any matter relating to the Company’s operations, policies or practices.

On September 26, 2018, the Board also expanded the size of the Board from 9 directors to 11 directors (the “Board Expansion”), which will become effective automatically upon, and subject to, the conditions discussed below.

On September 26, 2018, the Board appointed each of Barbara Adams, Frederick Arnold, Brian R. Ford, Richard Goldstein, Jerel A. Hopkins and James H. Kropp (the “New Directors”) to fill the vacancies which may be created by the resignations of the Resigning Directors and the Board Expansion. Each of the New Directors is currently a director of one or more funds advised by FS/KKR Advisor, LLC (“the Advisor”) or an affiliate of FS Investments.

The following table sets forth the name of each Resigning Director or new director seat to be filled, the name of the individual who is proposed to fill the applicable vacancy and class and term such person would fill:

New Director Seat/Resigning Director	New Director	Class (Expiration of Term)
New Director Seat	Barbara Adams	C (2019)
Barry H. Frank	Frederick Arnold	C (2019)
Gregory P. Chandler	Jerel A. Hopkins	C (2019)
Pedro A. Ramos	James H. Kropp	A (2020)
Philip E. Hughes, Jr.	Brian R. Ford	B (2021)
New Director Seat	Richard Goldstein	B (2021)

None of the New Directors will be “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

The resignations of each of the Resigning Directors, the creation of each vacancy created by the Board Expansion and the appointment of the New Directors will each become effective automatically upon the latter to occur of (i) the approval by the Company’s stockholders of the applicable New Director and (ii) the earlier to occur of (A) the closing of the transactions contemplated by that certain agreement and plan of merger, dated as of July 22, 2018 (the “Merger Agreement”), by and among Corporate Capital Trust, Inc. (“CCT”), IC Acquisition, Inc., the Company and the Advisor and (B) the termination of the Merger Agreement.

Each New Director, if elected, will participate in the Company’s standard independent director compensation arrangements. The Board’s nominating and corporate governance committee recommended, and the Board previously approved, the nomination of Messrs. Arnold and Kropp to stand for election as directors of the Company at the stockholder meeting convened pursuant to the Merger Agreement. In the Merger Agreement, the Company agreed to use all reasonable best efforts to cause the election of each of Messrs. Arnold and Kropp to the Board. Other than the foregoing, there is no other arrangement or understanding between the New Directors and any other persons pursuant to which the New Directors were appointed as directors. None of the New Directors is party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company and CCT (together with Company, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statement (as defined below), failure to consummate the business combination transaction involving the Funds, the price at which shares of the Company’s and CCT’s common stock trade on the New York Stock Exchange, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Funds intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of the Company and CCT and a prospectus of the Company (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CCT, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov, from the Company’s website at www.fsinvestmentcorp.com and CCT’s website at www.corporatecapitaltrust.com.

Participants in the Solicitation

The Funds and their respective directors, executive officers and certain other members of management and employees, including employees of the Advisor, FS Investments, KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: September 27, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel